EXHIBIT B

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the last date set forth on the signature page hereof between Green PolkaDot Box, Inc., a Nevada corporation f/k/a Vault America, Inc. (the “Company”) and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is offering on a “best efforts basis,” a maximum of $6,000,000 of units (the “Units”, and the transaction, the “Offering”)  with each Unit consisting of one share of common stock, par value $0.001 per share (the “Shares”) and one five-year warrant substantially in the form attached hereto as Exhibit A (the “Warrants”) to purchase the number of Shares purchased in the Offering with an exercise price of $4.50 per share for sale to accredited investors at a price of $3.00 per Unit (the “Offering Price “) pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder;

WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth; and

WHEREAS, on _________ __, 2012, the Company and The Green PolkaDot Box, Inc., a Utah corporation, completed the Reverse Merger, as defined in the Memorandum referenced below.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.        SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth and in the Confidential Private Placement Memorandum dated February 10, 2012 (such memorandum, together with all amendments thereof and supplements and exhibits thereto, the “Memorandum”), the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Units, and the Company agrees to sell to the Subscriber, as is set forth on the signature page hereof, at a per Unit price equal to $3.00 per Unit.  Within a commercially reasonable time after the execution and delivery of this Agreement, the Subscriber shall wire the aggregate Offering Price to be held in escrow in accordance with the terms of the Escrow Agreement substantially in the form attached as Exhibit B (the “Escrow Agreement”).  In the event the Closing (as defined below) does not take place because of (i) the rejection of subscription for Units by the Company; or (ii) failure to effectuate the Closing on or prior to May 15, 2012 (the “Termination Date”) for any reason or no reason, unless waived by the Subscriber; or (iii) the termination of the Offering by election of the Company and the Placement Agent (as defined in the Memorandum), this Agreement and any other transaction documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the escrow agent, to ensure that the funds held in accordance with the Escrow Agreement shall promptly be returned or cause to be returned to the Subscriber without interest thereon or deduction therefrom.  The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.  The aggregate Offering Price is payable by wire transfer of immediately available funds to:

Wire instructions:

1.2 Closing.  The closing of the purchase and sale of the Units hereunder  shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company.  The Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Article IV below, as determined by the Company (the “Closing Date”). The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions.  After the Initial Closing, subsequent closings with respect to additional Units may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).  The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing” and the date of such Final Closing shall be referred to as the “Final Closing Date”.  Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction.  In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.  “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares and Warrants purchased by the Subscriber will be delivered by the Company promptly following the Closing.  At the Closing, the Company shall deliver to the Subscriber an irrevocable instruction letter to the transfer agent instructing the transfer agent to deliver the Shares.

1.3 The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company has limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Units is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Shares.  Without limiting the generality of the representations set forth in Section 1.5 and 1.6 below, the Subscriber represents that the Subscriber has carefully reviewed the section of the Memorandum captioned “Risk Factors.”

1.4 The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units.

1.5 The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange, or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.6 The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Memorandum (which includes the Risk Factors), including all exhibits thereto, and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.7   (a)           In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Units other than the Offering Materials.

     (b)           The Subscriber represents and warrants that (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

1.8 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.9 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  The Subscriber understands that the Units have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Units unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10 The Subscriber understands that the Units have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Units.

1.11 The Subscriber understands that there is a limited trading market for the Company’s common stock (the “Common Stock”) and that an active market may not develop for the Common Stock.  The Subscriber understands that even if an active market develops for the Common Stock, Rule 144 promulgated under the Securities Act requires for non-affiliates (“Rule 144”), among other conditions, a one-year holding period commencing as of the date that the Company files “Form 10 information” with the SEC, prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act.  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Shares, the Warrant Shares, or the Warrants under the Securities Act or any state securities or “blue sky” laws other than as set forth in Article V.

1.12 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units (including, the underlying Shares, Warrants and common stock underlying the Warrants) that such Units have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Units. The legend to be placed on each certificate shall be in form substantially similar to the following:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of company counsel that such registration is not required.”

1.13 The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Units.

1.14 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.15 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.16 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.17 The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.18 The Subscriber acknowledges that at such time, if ever, as the Units are registered, sales of the Units will be subject to state securities laws.

1.19   (a)            The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

    (b)   The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement filed pursuant to Article V in which the Subscriber’s Units are included.

1.20 The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Units by the Subscriber in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

II.       REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1 Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

2.2 Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Units contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Units, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.  The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.3 No Conflict; Governmental Consents.

(a) The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or Bylaws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with the SEC, FINRA, NASDAQ and with any state or foreign blue sky or securities regulatory authority.

2.4 Price Protection Adjustment.

(a) During the period from the date of the initial closing of the Offering at such time following the Reverse Merger until twelve (12) months following such initial closing, in the event, and only upon the first occurrence of such event,  that the Company issues or sells any shares of Common Stock or any Common Stock Equivalents (as defined below) pursuant to which shares of Common Stock may be acquired at a price (a “Lower Price”) less than $3.00 per share, then the Company shall promptly issue additional shares of Common Stock to the Subscriber in an amount sufficient that the subscription price paid hereunder, when divided by the total number of shares issued will result in an actual price paid per share of Common Stock hereunder equal to such lower price (this is intended to be a “full ratchet” adjustment).  In addition, the exercise price of all unexercised Warrants shall be reduced to a number equal to the Lower Price multiplied by 1.5.  Notwithstanding the foregoing, this Section 2.4 shall not apply in respect of an Exempt Issuance (as defined below).

(b) For purposes of this Agreement, (i) “Common Stock Equivalents” means any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock and (ii) “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, directors, or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement; and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person which is either an owner of, or an entity that is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

III.       TERMS OF SUBSCRIPTION

3.1 All funds paid hereunder shall be deposited with the Company in the account identified in Section 1.1 hereof.

3.2 Certificates representing the Shares and Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber within 15 business days following the closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Shares and Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business address indicated on the signature page hereto.

IV.       CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1 The Subscriber’s obligation to purchase the Units at the closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such closing shall have been performed or complied with in all material respects.

(b) No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c) No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Units (except as otherwise provided in this Agreement).

V.        REGISTRATION RIGHTS

5.1 Definitions.  As used in this Agreement, the following terms shall have the following meanings.

(a) The term “Holder” shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

(b) The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(c) The term “Registrable Securities” shall mean: (i) the Shares, and (ii) the shares of Common Stock underlying the Warrants (the “Warrant Shares”), provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.8; and (D) may not be disposed of under Rule 144 under the Securities Act without restriction.

(d)           The term “SEC Guidance” means (i) any publicly-available written or oral guidance, requirements or notice of the staff of the SEC, and (ii) the Securities Act.

(e)           The term “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

5.2 Shelf Registration.  The Company will use its best reasonable efforts to file a registration statement, within 45 days after the final Public Company Closing Date (as defined in the Memorandum), covering the resale of all or such portion of the Registrable Securities as permitted by SEC Guidance, for an offering to be made on a continuous basis pursuant to Rule 415. The registration statement filed pursuant to this Section 5.2 shall be on Form S-1, except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form. In the event that less than all of the Registrable Securities are included in the registration statement as a result of SEC Guidance, then the Company will use its best reasonable efforts to file additional registration statements, registering the allowable balance pursuant to Rule 415, in a manner permitted by the SEC, until all of the Registrable Securities have been registered.

5.3 Registration Procedures.  Whenever required under this Article V to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(a) Use its best reasonable efforts to (i) cause such registration statement to become effective within 150 days of the final Public Company Closing Date and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the sellers of Registrable Securities (the “Selling Holders”) have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by such Holders.  The Company will also use its best reasonable efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in the registration statement.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use best reasonable efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.  Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

(h) Provide a transfer agent for all Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

(j) Comply with all applicable rules and regulations of the SEC.

(k) If the offering is underwritten and at the request of any Selling Holder, use its best reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer’s counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of the Company included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings.

5.4 Furnish Information.  It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Article V with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder’s Registrable Securities.

5.5 Registration Expenses.  The Company shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registration pursuant to Section 5.2 for each Holder, but excluding (i) legal expenses of the Holders and (ii) underwriting discounts and commissions relating to Registrable Securities.

5.6 Delay of Registration.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article.

(b) If following the Reverse Merger, should the Company fail to file the registration statement by the 45th day after the final Public Company Closing Date or should the registration statement not be declared effective by the SEC by the 150th day after the final Public Company Closing Date then, in each case as and if applicable, for each month the registration statement is not filed or continues not to be declared effective, the Company will pay to each Subscriber as liquidated damages and not as a penalty an amount in cash equal to 0.5% of the aggregate purchase price paid by such Subscriber for the subscription of Units in the Offering, up to a maximum of 6% in the aggregate. Notwithstanding the aforesaid, the Public Company shall not be obligated to pay any such liquidated damages if the Public Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to “Rule 415”, but shall be required to file such additional registration statements necessary to satisfy the foregoing registration obligations as soon as practicable.

5.7 Indemnification.  In the event that any Registrable Securities are included in a registration statement under this Article V:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):  (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 5.7(b) exceed the greater of the cash value of the (i) gross proceeds from the Offering received by such Holder or (ii) such Holder’s investment pursuant to this Agreement as set forth on the signature page attached hereto.

(c) Promptly after receipt by an indemnified party under this Section 5.7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.7.

(d) If the indemnification provided for in this Section 5.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 5.7 shall survive the completion of the Offering.

5.8 Permitted Transferees.  The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article V may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, to (a) any partner or retired partner of a Holder that is a partnership, or (b) any family member or trust for the benefit of any individual Holder, provided that (i) such Holder gives prior written notice to the Company; (ii) such transferee agrees to comply with the terms and provisions of this Agreement;  (iii) such transfer is otherwise in compliance with this Agreement; and (iv) such transfer is otherwise effected in accordance with applicable securities laws.  Except as specifically permitted by this Section 5.8, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

VI.       MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, at:
Green PolkaDot Box, Inc.
629 East Quality Drive, Suite 103
American Fork, Utah 84003
Attn:  Rod A. Smith, Chief Executive Officer

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn:  Andrea Cataneo, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3 Subject to the provisions of Section 6.11, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

6.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.11 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except for the holders of Registrable Securities.

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VII.      CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2 SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)           For all Subscribers, please list types of prior investments:

(d)           For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(j)            For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

7.3 MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)           Partnership*
(e)           Tenants in Common

(f)           Company*
(g)           Trust*
(h)           Other*

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4 FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

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DOLLAR SUBSCRIPTION __________ / $3.00 = ______________ NUMBER OF UNITS

(rounded up to the nearest whole Unit)
(Minimum Subscription $24,000/8,000 Units)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:                      _____________ , 2012

This Subscription Agreement is agreed to and accepted as of ________________, 2012.

GREEN POLKADOT BOX, INC.

By:	/s/
Name:
Title:

CERTIFICATE OF SIGNATORY

(To be completed if Units are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2012

(Signature)